BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated October 1, 2014 to the Statement of Additional Information of the Fund,
dated July 25, 2014

On September 30, 2014, one of the Fund’s sub-advisers, PEAK6 Advisors LLC (“PEAK6”), completed an internal reorganization involving a change in its ownership structure. As a result, pursuant to applicable law and the terms of the sub-advisory agreement between the Fund’s investment adviser, BlackRock Advisors, LLC (“BlackRock”), and PEAK6, the sub-advisory agreement terminated on September 30, 2014. PEAK6 was the Fund’s sole sub-adviser that employed a relative value strategy as its principal strategy. The Fund’s assets previously managed by PEAK6 were re-allocated to the Fund’s six other unaffiliated sub-advisers and to mutual funds affiliated with BlackRock.

In connection with the termination of the sub-advisory agreement, effective September 30, 2014, the reference in the Fund’s Statement of Additional Information to PEAK6 is hereby deleted in its entirety.

Shareholders should retain this Supplement for future reference.

SAI-MMAS-1014SUP